SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):   December 4, 1996



                            GOLD CAPITAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                         0-24610                 84-1251798
 ---------------------              ----------               -----------------
(State of other juris-             (Commission              (I.R.S. Employer
diction of incorpora-              File Number)             Identification No.)
tion)


5525 Erindale Drive, Suite 201
Colorado Springs, Colorado                                      80918
--------------------------------------                         --------
(address of principal executive office)                       (Zip Code)


Registrant's telephone number including area code: (719) 260-8509

1055 W. Hastings Street, Ste. 1400
Vancouver, British Columbia CANADA                              V6E 2E9
---------------------------------------------                   --------
(Former address, if changed since last report)                 (Zip code)

Item 1.           CHANGES IN CONTROL OF REGISTRANT

          Effective December 4, 1996, Gold Capital Corporation (the "Company") experienced a change in control as the result of the resignation of an officer and director. John Young, formerly President, Chief Executive Officer and a director of the Company, tendered his resignation on December 4, 1996, effective immediately. Prior to that date, three former directors of the Company who had been appointed by Mr. Young, also resigned. The result of these events is that, as of the date of this Report, the Company is effectively controlled by Messrs. Raymond E. McElheney, Bill M. Conrad and William W. Reid, remaining members of the Board of Directors.

          Notwithstanding the resignation of Mr. Young, an entity which is believed to be controlled by him, continues to own a majority of the Company's outstanding Common Stock. According to beneficial ownership reports received by the Company, Royalstar Resources Ltd., a publicly traded Vancouver, Canada corporation, owns 4,419,110 shares of Common Stock, representing approximately 62 percent of the Company's Common Stock issued and outstanding as of the date of this Report. Mr. Young is believed to be the President, Chief Executive Officer and a director of Royalstar. The shares owned by Royalstar were issued in a private placement by the Company. As a result of this share ownership, Royalstar maintains voting control of the Company. However, until such time as that entity chooses to exercise control, the Company is under the direction of the present Board of Directors.

          The resignation of Mr. Young also effectively terminated a shareholders' agreement between Royalstar, members of the current Board of Directors and U.S. Gold Corporation, another principal shareholder of the Company. Pursuant to that shareholders' agreement, current members of the Board of Directors and U.S. Gold granted Mr. Young a proxy with regard to voting all stock presently owned by such entities. (See the table below for a description of those securities). The shareholders' agreement also provided that Royalstar would vote its shares such that Messrs. McElheney, Conrad and Reid would remain members of the Board of Directors. As a result of the resignation of Mr. Young, the shareholders' agreement was terminated, together with the foregoing provisions.

     The following table describes beneficial ownership of the Company's common stock, the only class of voting securities outstanding, by the present members of the Board of Directors as of the date of this Report based upon 6,961,624 shares outstanding:

                                        Amount of           Percentage of
                                        ---------           -------------
     Beneficial Owner               Voting Securities(1)   Voting Securities(2)
     ----------------               -------------------    -------------------
     Raymond E. McElhaney               332,500(3)(4)            4.66%
     Bill M. Conrad                     334,700(3)(4)            4.69%
     William W. Reid                  2,194,500(5)(6)           24.63%
     ---------------------------------

     (1) Unless otherwise stated, represents ownership of the Company's Common Stock, the only class of voting securities outstanding.

     (2) Excludes the effects of other transactions subsequent to the date of this Report.

     (3) Includes 75,000 shares of Common Stock underlying options at an exercise price of $1.00 per share, and 100,000 shares underlying options with an exercise price of $1.25 per share, exercisable through February 6, 2004.

     (4) Includes 45,000 and 37,500 shares of Common Stock owned by MCM Capital Management, Inc. and Consolidated Capital of North America, Inc., respectively, of which Messrs. McElhaney and Conrad are officers, directors and principal shareholders. Messrs. McElhaney and Conrad disclaim beneficial ownership of said shares.

     (5) Includes 300,000 shares of Common Stock underlying options from the Company at an exercise price of $1.00 per share and 150,000 shares at an exercise price of $1.25, as well as 200,000 options from U.S. Gold related to Common Stock of the Company at an exercise price of $1.25 per share, and 2,000 shares of Common Stock held by Mr. Reid's wife.

     (6) Includes 1,500,000 shares of Common Stock underlying Preferred Stock owned by U.S. Gold and 227,500 shares of Common Stock owned by that entity, of which Mr. Reid is an officer and director. The Preferred Stock is immediately convertible into Common Stock at the discretion of the holder. Mr. Reid disclaims beneficial ownership of such shares.

          Following the resignation of Mr. Young as President and Chief Executive Officer, the Board of Directors created an executive committee to function in the capacity of Chief Executive Officer until a successor to Mr. Young can be appointed. The executive committee is comprised of all current members of the Board of Directors, with Bill M. Conrad elected to serve as chairman of that committee. The Board of Directors has initiated efforts to locate a permanent replacement for Mr. Young.

          In connection with the change in control, the principal business office of the Company has been temporarily moved from Canada to the United States. Effective with Mr. Young's resignation, the principal business office was located to 5525 Erindale Dr., Suite 201, Colorado Springs, Colorado 80918. A decision to permanently relocate the office will be left pending replacement of the Chief Executive Officer.

Item 2.      ACQUISITION OR DISPOSITION OF ASSETS

     No report required.

Item 3.      BANKRUPTCY OR RECEIVERSHIP

     No report required.

Item 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     No report required.

Item 5.      OTHER EVENTS.

     No report required.

Item 6.      RESIGNATION OF REGISTRANT'S DIRECTORS.

     No report required.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

     a. Financial Statements.

               No report required.

     b. Proforma Financial Information.

               No report required.
     c. Exhibits.

                None

Item 8.      CHANGE IN FISCAL YEAR

     No report required.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



                                        GOLD CAPITAL CORPORATION



Date:  December 19, 1996                By:  /s/ Bill M. Conrad
                                           ------------------------------
                                           Bill M. Conrad, Chairman
                                           Executive Committee